SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON,D.C.20549
                       FORM 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the Securities
               Exchange Act of 1934

     Date of Report (date of earliest event reported): May 10, 1996





                 ADVANTA CREDIT CARD MASTER TRUST I
         (Exact name of Registrant as specified in its charter)





    New York          Reg. No 33-49602         Not Required
(State or other       (Commission File         (I.R.S.
 jurisdiction of         Number)               Identification
 incorporation)                                  Number)





                 Colonial National Bank USA
                Attention: Gene S. Schneyer
              Brandywine Corporate Center 650

                      Naamans Road
                 Claymont, Delaware 19703
              (Address ofOwner /Servicer)

              Adress of principal executive offices

         (302) 791-4400 (Telephone Number of Owner/Servicer)
               (Registrant's Telephone Number)





          Items 1-4       Inapplicable
          Item  5    Other Events

    Information relating to the distributions to Certificateholders for the April 1996 Monthly Period of the Trust in respect of the Class A-1 5.95 Fixed Rate Asset Backed Certificates, Series 92-3, the Class A-2 Floating Rate Asset Backed Certificates, Series 92-3, Floating Rate Asset Backed Certificates, Series 93-2, Floating Rate Asset Backed Certificates, Series 93-4 and, Floating Rate Asset Backed Certificates, Series 94-1, (the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1992 between Colonial National Bank USA and ChemicalBank, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.

    Effective May 20, 1996 Colonial National Bank USA has changed its name to Advanta National Bank USA



    Item 6 .    Inapplicable

    Item 7 .    Financials Statements, Pro Forma
                Financials Information and Exhibits.


1.  Monthly Reports for the April 1996 Monthly Period relating to the
    Series 92-3
    Class A-1, 5.95% Fixed Rate Asset Backed
    Certificates, the Series 92-3 Class A-2
    Floating Rate Asset Backed Certificates, the Series
    93-2, the Series 93-4 and the Series
    94-1 Floating Rate Asset Backed Certificates Issued by the Advanta Credit Card Master Trust I








                         SIGNATURE


Pursuant to the requirements of the Securities Exchange
Act of 1934 the Registrant has only caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  ADVANTA CREDIT CARD MASTER TRUST I

                                   (Registrant)

                   By: Colonial National Bank USA
                                   (Owner/Servicer)




 Date: May 20, 1996             BY: /s/  John J. Calamari
                                Name:      John J. Calamari

                                Title:     Vice President










                         SIGNATURE


 Pursuant to the requirements of the Securities Exchange
 Act of 1934 the Registrant has only caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 ADVANTA CREDIT CARD MASTER TRUST I

                                  (Registrant)

                  By: Colonial National Bank USA
                                  (Owner/Servicer)




Date: May 20, 1996             BY: /s/  John J. Calamari
                               Name:      John J. Calamari

                               Title:     Vice President







































                           EXHIBIT INDEX

                                                    Sequential
Exhibit                                             Page Number
  1       Monthly Reports for the April 1996             5
          Monthly Period relating to the
          Class A-1 5.95% Fixed Rate Asset Backed
          CertificatesSeries 1992-3, the Asset Backed
          Certificates Series 1993-2, and the Asset Backed Certificates Series 94-1, issued by the Advanta Credit Card Master Trust I





          COLONIAL NATIONAL BANK USA,
            as Servicer







       By:




                                                  April 1996
                MONTHLY CERTIFICATEHOLDER'S STATEMENT
                     COLONIAL NATIONAL BANK USA
                          ADVCC Master Trust I

                             Series 1992-3


Under Section 5.02 of the Amended and Restated Master Pooling and Servicing Agreement dated as of May 1, 1992, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Colonial National Bank USA ("Colonial") as Seller and Servicer and Chemical Bank, as Trustee (the "Trustee"),
Colonial as Servicer is required to prepare certain information each month regarding current distributions to
Certificateholders and the performance of the ADVCC Master
Trust I (the "Trust") during the previous month.  The
information which is required to be prepared with respect to the Payment Date of  May 15, 1996 and with respect to the
performance of the Trust during the month ofApril 1996   is set
forth below. Certain of the information presented on the basis of an original principal amount of $1,000 per Investor Certificate (a "Certificate"). Certain other information presented is based on the aggregate amounts for the Trust as a whole. Capitalized terms used herein have their respective meanings set forth in the Agreement.

  A.  Information Regarding the Current Monthly Distribution
     (Stated on the Basis of $1,000 Certificate).

  1. The total amount of the distribution to Series 1992-3
     Certificateholders per $1,000 original certificate
     principal amount Class A-1 .............4.958333
     Class A-2 ..............                4.895833

  2. The amount of the distribution set forth in paragraph 1 above with respect to interest on the Series 1992-3 Certificates, per $1,000 original principal amount
     Class A-1 ..............            4.958333
     Class A-2 ..............            4.895833

     3. The amount of the distribution set forth in paragraph 1 above with respect to principal on the Series 1992-3
     Certificateholders per $1,000 original principal
     amount.............        0.00000

 B.  Information regarding the Performance of the Trust

  1. Collection of Receivables.
     (a) The aggregate amount of Collections of Receivables
     processed during the Monthly Period immediately preceding
     the Payment Date with the respect to the Investor
     Certoficates of all Series .........$244,292,671.29

     (b) The aggregate amount of average Receivables outstanding during the Monthly Period immediately preceding the Payment
     Date with the respect to the investor Certificates
     of all Series ....      $2,267,162,475.75


     (c) The aggregate amount of Collections of Receivables in
     respect of Finance Charge Receivables processed during the
     Monthly Period immediately preceding the Payment Date which were allocated with respect to Series 1992-3
     Certificates ....                     $5,825,051.36

     (d) The aggregate amount of Collections of Receivables in respect of Principal Receivables processed during the Monthly Period immediately preceding the Payment Date which were allocated with respect to Series 1992-3
     Certificates .                         $47,985,528.46

2.  Principal Receivables in the Trust:

   (a) The aggregate amount of Principal Receivables as of the end of the last day of the preceding Monthly Period (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) ... $2,228,798,747.73



  (b) The aggregate amount of Principal Receivables in the Trust represented by the Series 1992-3 Certificates (the "Investor Amount") as of the end of the last day of the preceding Monthly
  Period ..........                         $500,000,000.00

   (c) The Investor Amount on the date of issuance of the
   Series 1992-3 Investor Certificates (the "Initial
     Investor Amount") ..........      $500,000,000.00

   (d) The Investor Percentage with respect to the
   allocation of Charged-off Receivables to Series
   1992-3 Certificateholders .....22.32%

   (e) The Investor Percentage with respect to the
   allocation of Principal Receivables to Series
   1992-3 Certificateholders .....22.32%

3. Investor Charged-Off Amount

   The aggregate of the Investor Charged-Off Amounts for the
   Monthly Period corresponding to the Payment Date allocable to the Series 1992-3 Certificates .....$2,041,961.04

4. Reduction Amount; Reimbursement of Reduction Amount

   (a) The amount of the drawing, if any, under the
       Enhancement .....                       $0.00

   (b) The excess of the Reduction Amount allocable to the
   Series 1992-3 Certificates over the amount of the drawing, if any, under the Enhancement made to reimburse the Series
   1992-3 Certificateholders for such amount
   written off.....        $0.00

   (c) The Reduction Amount set forth in Item 5(b) above, per
   $1,000 interest(which will have the effect of reducing,
   pro rate, the amount of each Series 1992-3 Investor
   Certificateholder's investment .......    0.000000


    (d) The total amount reimbursed to the Trust for such Payment Date in respect of the Reduction Amount ...$0.00

   (e) The amount set forth in Item 5(d) above, per $1,000
   interest (which will have the effect of increasing, pro rata, the amount of each Series 1992-3 Certificateholder's
   investment) ...   0.000000

  (f) The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Series 1992-3
  Investor Amount as of the end of the day on the Record date with respect to the Payment Date ........$0.00

 5.5. Investor Servicing Fee
The amount of the Series 1992-3 Monthly Servicing Fee payable to the Servicer for the Payment Date ...........$833,333.33

 6. Available Enhancement Amount
    (a) The amount available to be drawn under the Enhancement for the Series 1992-3 Certificates as of the close of business on such Payment date, after giving effect to any drawings on the Enhancement Provider on such Payment
    Date...      $65,000,000.00

    (b) The ratio of the Available Enhancement Amount to the Investor Amount of the Series 1992-3 Certificates as of the close of business on such Payment date, after giving effectto any drawings on the Enhancement and payments to the Enhancement Provider on such Payment Date........13.00%

 7. Carryover Controlled Amortization Amount
    The existing Carryover Controlled Amortization Amount for
    such Distribution Amount .........              $0.00



C. The Pool Factor

    The Pool Factor for the Preceding Record Date (which represents the ratio of the amount of the Investor Amount as of such Record Date (adjusted after taking into account any reduction in the Investor Amount which will occur on the following Payment Date) to the Initial Investor
    Amount). The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying the original denomination

D.  Receivables Balance
 1. The aggregate amount of Principal Receivables in the
      Trust at the close of business on the last day of the immediately preceding Monthly Period (which reflects the Principal Receivables represented by Exchangeable Seller's Certificate and by the Investor Certificates
of all Series) ...                             $2,228,798,747.73

 2. The aggregate amount of Finance Charge Receivables
    in the Trust as the close of business on the last day of
    the immediately preceding Monthly Period ...
$26,388,052.81


                                                  April 1996

                MONTHLY CERTIFICATEHOLDER'S STATEMENT COLONIAL
                    NATIONAL BANK USA

Delinquent Balances

       The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                         Aggregate Account Balance
  (a)  30-59 days: ........................         $24,129,611.62
 (b)  60-89 days: ................     ........         $15,107,562.10
  (c)  90-119 days: ...................     ....         $11,055,511.61
  (d)  120-149 days: ......................               $8,195,551.37
  (e)  150-179 days: ......................               $6,515,218.72
  (f)  180 or more days: ..................               $2,209,016.39








                  ADVANTA CREDIT CARD MASTER TRUST
                           Series 1993-2



Under the Amended and Restated Master Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 1992, by and between Colonial National Bank USA ("Colonial") as Seller and Servicer, and Chemical
Bank, as Trustee, Colonial, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1993-2 and the performance of the ADVANTA Credit Card Master Trust ("the Trust") during the previous Monthly Period. The information which is required to be prepared wiht respect to the distribution on the May 15, 1996 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the Series 1993-2 Certificates is set forth below in accordance with section 4.2 of the Series 1993-2 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-2. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


1. The total amount of the distribution on the Payment Date per $1000 original principal amount of the Investor Certificates ... 4.775000

2. The amount of the distribution set forth in paragraph 1 above in respect of principal, per $1,000 original principal amount of
     the Investor Certificates ...                               0.000000

3.   The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 priginal principal amount of
     the Investor Certificates ...                               4.775000

4.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect
     of the Investor Certificates ...                      $43,788,565.21

5.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in
     respect of the Investor Certificates ...              $38,397,022.30

6.   The aggregate amount of Collections of Finance Charge
     Receivables processed during the prior Monthly Period and allocated in
     respect of the Investor Certificates ...            $4,661,085.02

7.   The Investor Charged-Off Amount for the prior Monthly
     Period is .....                                        $1,633,934.78




8.   The aggregate amount of the  Reduction Amounts for Series
     1993-2 for the Monthly Period is .....                         $0.00
9    The aggregate amount of the  Reduction Amounts for Series
     1993-2 reimbursed on such Payment Date is .....                $0.00

10.  The amount of the Monthly Investor Servicing Fee for
     the prior Monthly Period is .....                        $666,666.67

11.  The Pool Factor as of the end of the last day of the prior
     Monthly Period is ......                                        1.00
12.  The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to such
     Payment Date (after giving effect to any activity on such
     Payment Date) is ...                                           $0.00

13.  The Investor Amount after giving effect to any payments
     on such Payment Date is ......                       $400,000,000.00

14.  The Cash Collateral Guaranty Amount as of the close of
     business on the Payment Date is .....                 $52,000,000.00

15. The amount by which the Net Portfolio Yield for such Monthly Period exceeds the Base Rate for the related Investor
     Interest Period .....                                           3.54 %

16.  The aggregate existing Carryover Controlled Amortization
     Amount with respect to Series 1993-2 (after giving effect
     to any activity on such Payment Date) is ...                   $0.00

17.  The Investor Percentage with respect to Principal
     Receivables is .....                                           17.86%

     and with respect to Finance Charge Receivables is ......       17.86%

Delinquent Balances

       The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                         Aggregate Account Balance
  (a)  30-59 days: ........................         $24,129,611.62
  (b)  60-89 days: ........................         $15,107,562.10
  (c)  90-119 days: .......................         $11,055,511.61
  (d)  120-149 days: ......................          $8,195,551.37
  (e)  150-179 days: ......................          $6,515,218.72
  (f)  180 or more days: ..................          $2,209,016.39




          COLONIAL NATIONAL BANK USA,
            as Servicer







       By:


                                               April    1996

               MONTHLY CERTIFICATEHOLDER'S STATEMENT COLONIAL
                     NATIONAL BANK USA




                  ADVANTA CREDIT CARD MASTER TRUST
                           Series 1993-4



Under the Amended and Restated Master Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1992, by and between Colonial National Bank USA ("Colonial") as Seller and Servicer, and Chemical Bank, as Trustee, Colonial as Servicer, is required to prepare certain information each month regarding current distributons to all Investor Certificateholders of Series and the performance of the ADVANTA Credit Card Master Trust (the "Trust") during the previous Monthly Period. The information which is required to be prepared with respect to the to the distribution on the May 15, 1996 Payment Date(the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the Series 1993-4 Certificates is set forth below in accordance with Section 4.2 of the Series 1993-4 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-4. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall their respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment Date per
     $1,000 original principal amount of the Investor
     Certificates                                             4.791667

2. The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount
     of the Investor Certificates ..........                  0.000000

3.   The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 priginal principal amount of the
     Investor Certificates ..........                         4.791667

4.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect
     of the Investor Certificates .....                 $43,705,231.87

5.   The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect
     of the Investor Certificates .....         $38,397,022.30

6. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect
     of the Investor Certificates .........      $4,661,085.02




7.   The Investor Charged-Off Amount for the prior Monthly Period
     is ....                                       $1,633,934.78

8.   The aggregate amount of the Reduction Amounts for Series 1993-4
     for the Monthly Period is ..........                        $0.00

9    The aggregate amount of the Reduction Amounts for Series 1993-4
     reimbursed on such Payment Date is ..........               $0.00

10.  The amount of the Monthly Investor Servicing Fee for the prior
     Monthly Period is ..........                          $666,666.67

11.  The Pool Factor as of the end of the last day of the prior Monthly
     Period is ..........                                         1.00

12. The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to such Payment date (after giving effect to any activity on such Payment
     Date) is ........                                           $0.00

13.  The Investor Amount after giving effect to any payments on such
     Payment Date is ..........                        $400,000,000.00

14.  The Invested Amount after giving effect to payments on such
     Payment Date is ..........                        $400,000,000.00

15.  The Pre-Funded Amount after giving effect to payments on such
     Payment Date is ..........                                  $0.00

16.  The Cash Collateral Guaranty Amount as of the close of business
on the Payment Date is ..........                 $52,00,000.00

17.  The amount by which the Net Portfolio Yield for such Monthly
Period exceeds the Base Rate for the related

 Interest Period.                             $1,090,941.45

18. The aggregate existing Carryover Controlled Amortization Amount with respect to Series 1993-4(after giving effect to any
     activity on such Payment Date) is ..........                0.00

19.  The Investor Percentage with respect to Principal
     Receivables is ......                                       17.86%

     and with respect to Finance Charge Receivables is ......  17.86%

                    Delinquent Balances

       The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:


                                         Aggregate Account Balance
   (a)  30-59 days: ....  .................         $24,129,611.62
   (b)  60-89 days: .......................         $15,107,562.10
  (c)  90-119 days: ..    .................         $11,055,511.61
  (d)  120-149 days: ......................          $8,195,551.37
  (e)  150-179 days: ......................          $6,515,218.72
  (f)  180 or more days: ..................          $2,209,016.39




          COLONIAL NATIONAL BANK USA,
            as Servicer







       By:



                                                        April 1996



                       MONTHLY CERTIFICATEHOLDER'S STATEMENT

                             COLONIAL NATIONAL BANK USA


                          ADVANTA CREDIT CARD MASTER TRUST
                                    Series 1994-1



     Under the Amended and Restated Master Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1992, by and between Colonial National Bank USA ("Colonial") as Seller and Servicer, and Chemical Bank, as Trustee, Colonial, as Servicer, is required to prepare certain 1994-1 and the performance of the ADVANTA Credit Card Master Trust
     (the "Trust") during the previous Monthly Period.  The information which is required to be prepared with respect to the distribution on the
     May 15, 1996     Payment Date (the "Payment Date") and with respect to
     the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the series 1994-1 Certificates is set forth below in accordance with Section 4.2 of the series 1994-1 Supplement of the series 1994-1 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate of Series 1994-1.
     Cetain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.

1.   The total amount of the distribution on the Payment Date per
          $1000 original principal amount of
          Class A Certificates ..........                          4.708333

     2. The total amount of the distribution on the Payment Date per $1000 original principal amount of
          Class B Certificates ..........                          4.916667

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the
          Class A Certificates ..........                          0.000000

     4. The amount of the distribution set forth in paragraph 2 above in respect of principal per $1,000 original principal amount of the
          Class B Certificates ..........                          0.000000

     5. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 priginal principal amount of the
          Class A Certificates ..........                          4.708333

     6. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 priginal principal amount of the
          Class B Certificates ..........                          4.916667







     7.   The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect
          of the Series 1994-1 Certificates ..........       $43,621,898.54

     8. The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect
          of the Series 1994-1 Ceritificates ..........      $38,397,022.29

     9. The aggregate amount of Reallocated Class B Principal Collections processed during the prior Monthly Period and allocated in respect
          of the Class B Certificates ..........              $2,300,381.51

     10. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect
          of the Class A Certificates ..........              $4,381,837.49

     11. The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect
          of the Class B Certificates ..........                $279,247.54

     12.  The Class A Investor Charged-Off Amount for the prior Monthly
          Period is ..........                                $1,536,045.07

     13.  The Class B Investor Charged-Off Amount for the prior Monthly
          Period is ..........                                   $97,889.71

     14.  The aggregate amount of Class A Reduction Amounts for the prior
          Monthly Period is ..........                                $0.00

     15.  The aggregate amount of Class B Reduction Amounts for the prior
          Monthly Period is ..........                                $0.00

     16.  The aggregate amount of Class A Reduction Amounts reimbursed
          on such Payment Date is ..........                          $0.00

     17.  The aggregate amount of Class B Reduction Amounts reimbursed
          on such Payment Date is ..........                          $0.00

     18.  The amount of the Class A Monthly Servicing Fee for the prior
          Monthly Period is ..........                          $626,666.67

     19.  The amount of the Class B Monthly Servicing Fee for the prior
          Monthly Period is ..........                           $40,000.00

     20.  The Class A Pool Factor as of the end of the last day of the prior
          Monthly Period is ..........                              1.00000

     21.  The Class B Pool Factor as of the end of the last day of the prior
          Monthly Period is ..........                              1.00000

     22.  The Class A Investor Amount after giving effect to any payments
          on such Payment Date is ..........                $376,000,000.00

     23.  The Class B Investor Amount after giving effect to any payments
          on such Payment Date is ..........                 $24,000,000.00

     24.  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on such Payment
          Date is ..........                                           0.00

     25.  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on such Payment
          Date is ..........                                           0.00

     26.  The Available Cash Collateral Amount as of the close of business
          on such Payment Date is ..........                 $32,000,000.00

     27.  The Available Shared Enhancement Amount as of the close of
          business on such Payment Date is ...........       $24,000,000.00

     28. The amount by which the Net Portfolio Yield for such Monthly Period exceeds the Base Rate for such Monthly Period is ... 3.11 %

     29.  The amount of Interchange with respect to the prior Monthly
          Period is ..........                                  $500,000.00

     30.  The amount of Servicer Interchange with respect to the prior
          Monthly Period is ..........                          $333,333.33

     31. The aggregate existing Carryover Controlled Amortization Amount with respect to Series 1994-1 (after giving effect to any activity
          on such Payment Date) is ..........                         $0.00

     32.  The Investor Percentage with respect to Principal
          Receivables is .....                                         17.86%

          and with respect to Finance Charge Receivables is            17.86%



     Delinquent Balances

        The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior
         Monthly Period for such Payment Date is:

                                              Aggregate Account Balance

       (a)  30-59 days: ........................         $24,129,611.62
       (b)  60-89 days: ........................         $15,107,562.10
       (c)  90-119 days: .......................         $11,055,511.61
       (d)  120-149 days: ......................          $8,195,551.37
       (e)  150-179 days: ......................          $6,515,218.72
       (f)  180 or more days: ..................          $2,209,016.39








               COLONIAL NATIONAL BANK USA,
                 as Servicer







            By: